Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

This AMENDMENT No. 1 dated as of July 16, 2019 (this “Amendment”) to that certain Amended and Restated Sale and Plan Support Agreement, dated as of May 9, 2019, is by and among (i) Cloud Peak Energy Inc. (“Parent”), Cloud Peak Energy Resources LLC (“CPE Resources”) and Cloud Peak Energy Finance Corp. (the “Co-Issuer” and, together with CPE Resources, collectively, the “Issuers”), and the other direct and indirect subsidiaries of Parent that are party hereto (such entities together with Parent and Issuers, the “Cloud Peak Entities” or the “Company”); (ii) each holder of 2021 Notes Claims that are party hereto; and (c) each holder of 2024 Notes Claims party hereto (collectively, the “Consenting Noteholders) (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”).  Each of the Cloud Peak Entities and the Consenting Noteholders are referred to herein individually as a “Party,” and collectively as the “Parties.”

RECITALS:

WHEREAS, on May 6, 2019, the Parties entered into the original Plan and Sale Support Agreement (the “Original Agreement”);

WHEREAS, on May 9, 2019, the Parties amended and restated the Original Agreement, thereby effectuating the Existing Agreement;

WHEREAS, on May 10, 2019, the Cloud Peak Entities commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, on June 11, 2019, the  Cloud Peak Entities filed in the Bankruptcy Court the Motion of Debtors for Entry of an Order (I) Authorizing the Debtors to Assume the Amended and Restated Sale and Plan Support Agreement, (II) Approving the Lien and Guaranty Settlement Contained in the Amended and Restated Sale and Plan Support Agreement, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [ECF No. 258] seeking, inter alia, authorization to assume the Existing Agreement (the “Motion”) and a proposed order granting the relief set forth therein (the “Proposed Order”);

WHEREAS, the parties hereto desire to amend the Existing Agreement upon the terms and conditions set forth herein; and

WHEREAS, the Consenting Noteholders party hereto constitute the Required Consenting Noteholders (as defined in the Existing Agreement) able to effectuate the amendments to the Existing Agreement set forth herein and such Consenting Noteholders hereby notify the Cloud Peak Entities of their consent to this Amendment.

1.                                      Defined Terms.  Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Agreement, as amended hereby (the “Amended Agreement”).

2.                                      Amendments.  Each party hereto agrees that, effective on the Amendment Effective Date, the Existing Agreement shall be amended as follows:

(a)                                 Each party hereto agrees that, effective on the Amendment Effective Date, the Existing Agreement shall be amended (i) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Agreement attached as Annex I hereto.

4.                                      Representations and Warranties.  Each party hereto hereby represents and warrants that by its execution of this Amendment, the undersigned officer on behalf of such party hereby certifies that, as of the Amendment Effective Date, each such party (x) has the corporate or other organizational power and authority to enter into this Amendment and to perform its obligations under this Amendment, and (y) the execution, delivery and performance of this Amendment are within such party’s corporate powers and will not violate any such party’s charter or by-laws, any material agreement or contract to which it or its property is bound or material law, rule, writ, order or judgment to which such party or its property is subject or bound.

5.                              Conditions to Effectiveness.  This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) that the following conditions have been satisfied:

(a)                                 The Bankruptcy Court shall have granted the relief requested in the Motion and entered the Proposed Order in the Chapter 11 Cases, inter alia, authorizing the Cloud Peak Entities’ entry into the Amended Agreement in form substantially identical to Annex I and approving the Lien and Guarantee Settlement (as defined in the Existing Agreement).

(b)                                 The representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) on the Amendment Effective Date (or to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall have been true and correct in all material respects as of such earlier date).

6.                                      Ratification.  Except to the extent hereby amended, the Existing Agreement remains in full force and effect and are hereby ratified and affirmed as of the Amendment.

7.                                      Miscellaneous.  This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Existing Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Existing Agreement is referred to in the Amended Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Amended Agreement.

8.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 10(h) of the Existing Agreement.  Delivery of an executed counterpart to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed original.

9.                                      Governing Law.  THIS AMENDMENT AND ALL ACTIONS ARISING UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

10.                               Entire Agreement.  This Amendment and the Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

11.                               Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

12.                               Waiver of Jury Trial; Jurisdiction.             The provision of Sections 18(m) of the Existing Agreement shall apply to this Amendment, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers, all as of the date and year first above written.

CLOUD PEAK ENERGY RESOURCES LLC,
as Issuer

By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY FINANCE CORP.,
as Issuer

By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY INC.,
as Parent

By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Amendment to Amended and Restated Sale and Plan Support Agreement]

ARROWHEAD I LLC
ARROWHEAD II LLC
ARROWHEAD III LLC
YOUNGS CREEK HOLDINGS I LLC
YOUNGS CREEK HOLDINGS II LLC
YOUNGS CREEK MINING COMPANY, LLC
BIG METAL COAL CO. LLC
CORDERO MINING LLC
CORDERO MINING HOLDINGS LLC
CORDERO OIL AND GAS LLC
CABALLO ROJO LLC
CABALLO ROJO HOLDINGS LLC
NERCO LLC
NERCO COAL LLC
ANTELOPE COAL LLC
SPRING CREEK COAL LLC
NERCO COAL SALES LLC
PROSPECT LAND AND DEVELOPMENT LLC
CLOUD PEAK ENERGY LOGISTICS LLC
CLOUD PEAK ENERGY LOGISTICS I LLC
KENNECOTT COAL SALES LLC
RESOURCE DEVELOPMENT LLC
WESTERN MINERALS LLC
SEQUATCHIE VALLEY COAL CORPORATION
CLOUD PEAK ENERGY SERVICES COMPANY,
as Subsidiary Guarantors

/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Amendment No. 1]

ALLIANZ GLOBAL INVESTORS U.S. LLC, in its capacity as investment manager, investment adviser or investment sub-adviser and on behalf of the investment vehicles identified below as Consenting Noteholders:

Allianz Short Duration High Yield Fund, a series of Allianz Global Investors Trust

AllianzGI Short Duration High Income Fund, a series of Allianz Funds Multi-Strategy Trust

Allianz Rendite Plus 2019

Allianz US Short Duration High Income Bond Fund, a sub-fund of Allianz Global Investors Fund

By:	/s/ Steven Gish
Name: Steven Gish
Title: Director

Attn: Steven Gish

Tel:

Email:

Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment to Amended and Restated Sale and Plan Support Agreement]

Arena Capital Advisors, LLC for and on behalf of the funds and accounts it manages and as Consenting Noteholder

By:	/s/ Jeremy Sagi
Name: Jeremy Sagi
Title: CFO

Attn:
Title:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

GRACE BROTHERS, LP, as Consenting Noteholder

By:	BRO-GP, LLC
A General Partner

By:	/s/ Bradford T. Whitmore
Name: Bradford T. Whitmore
Title: Manager

	Attn:	Bradford T. Whitmore
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

TIAA Global Public Investments, LLC — Series High Yield, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin	AD
Name: Ji Min Shin
Title: Senior Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

TIAA Global Public Investments, LLC — Series Loan, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin	AD
Name: Ji Min Shin
Title: Senior Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

TIAA-CREF Bond Plus Fund, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin	AD
Name: Ji Min Shin
Title: Senior Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

TIAA-CREF High Yield Fund, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Ji Min Shin	AD
Name: Ji Min Shin
Title: Senior Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

Teachers Insurance and Annuity Association of America, as Consenting Noteholder

By: Nuveen Alternatives Advisors LLC, its investment manager

By:	/s/ Ji Min Shin	AD
Name: Ji Min Shin
Title: Senior Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

WEXFORD SPECTRUM INVESTORS LLC, as Consenting Noteholder

By:	/s/ Paul Jacobi
Name: Paul Jacobi
Title: Vice President

WEXFORD CATALYST INVESTORS LLC, as Consenting Noteholder

By:	/s/ Paul Jacobi
Name: Paul Jacobi
Title: Vice President

DEBELLO INVESTORS LLC, as Consenting Noteholder

By:	/s/ Paul Jacobi
Name: Paul Jacobi
Title: Vice President

	Attn:	Legal
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

Wolverine Flagship Fund Trading Limited, as Consenting Noteholder

By:	/s/ Kenneth L. Nadel
Name: Kenneth L. Nadel
Title: Authorized Signatory

Attn: Kenneth L. Nadel
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Amendment No. 1]

EXECUTION VERSION

Annex I

Second Amended and Restated SAPSA

[See Attached]

THIS SECOND AMENDED AND RESTATED SALE AND PLAN SUPPORT AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES.  ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS.  NOTHING CONTAINED IN THIS AMENDED AND RESTATED SALE AND PLAN SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

SECOND AMENDED AND RESTATED SALE AND PLAN SUPPORT AGREEMENT

This SECOND AMENDED AND RESTATED SALE AND PLAN SUPPORT AGREEMENT (as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof, this “Agreement”), dated as of ~~May 9~~July 16, 2019, is entered into by and among:

(a)                                 Cloud Peak Energy Inc. (“Parent”), Cloud Peak Energy Resources LLC (“CPE Resources”) and Cloud Peak Energy Finance Corp. (the “Co-Issuer” and, together with CPE Resources, collectively, the “Issuers”), and the other direct and indirect subsidiaries of Parent that are party hereto (such entities together with Parent and Issuers, the “Cloud Peak Entities~~” or~~ ,” the “Company” or the “Debtors”);

(b)                                 each holder of 2021 Notes Claims (as defined below) that is party hereto (the “Consenting 2021 Notes Holders”); and

(c)                                  each holder of 2024 Notes Claims (as defined below) party hereto (the “Consenting 2024 Notes Holders” and, together with the Consenting 2021 Notes Holders, the “Consenting Noteholders”).(1)

Each of the Cloud Peak Entities and the Consenting Noteholders are referred to herein individually as a “Party”, and collectively as the “Parties.”

RECITALS

WHEREAS, certain Cloud Peak Entities issued notes pursuant to (i) that certain Indenture, dated as of October 17, 2016 (as amended, modified, supplemented or waived from time to time, the “2021 Notes Indenture”), by and among Parent, Issuers, the Subsidiary Guarantors (as defined in the 2021 Notes Indenture, the “Subsidiary Guarantors”) and Wilmington Trust, National Association, as indenture trustee (the “2021 Notes Indenture Trustee”) (ii) that certain First Supplemental Indenture, dated as of March 11, 2014 (as amended, modified, supplemented or

(1)              For the purposes of this Agreement, where the signature block of a Party indicates that such Party enters into this Agreement on behalf of a business unit, group, division or similar entity of such Party, or, in the case a signatory is an investment manager or advisor that has been delegated investment management authority over the applicable claims, “Consenting Noteholder” shall mean, with respect to such Party, such business unit, group, division or similar entity of such Party as defined in the signature block of such Party, or, with respect to an investment manager or advisor, the holdings over which such investment manager or advisor has been delegated investment management authority.

waived from time to time, the “2024 Notes Indenture”), by and among Parent, Issuers, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as indenture trustee (the “2024 Notes Indenture Trustee”);

WHEREAS, (i) pursuant to Section 10.01 of the 2021 Notes Indenture, in addition to Parent, the Subsidiary Guarantors (together with Parent, the “2021 Notes Guarantors”) agreed to jointly and severally, and unconditionally guarantee the payment of any notes issued under the 2021 Notes Indenture (the “2021 Notes Subsidiary Guaranties”) and (ii) pursuant to Section 11.01 of the 2024 Notes Indenture, in addition to Parent, the Subsidiary Guarantors (together with Parent, the “Guarantors”) agreed to jointly, severally and unconditionally guarantee the payment of any notes issued under the 2024 Notes Indenture (the “2024 Notes Subsidiary Guaranties” and, together with the 2021 Notes Subsidiary Guaranties, the “Subsidiary Guaranties”);

WHEREAS, pursuant to the Security Documents (as defined in the 2021 Notes Indenture), including the Mortgages and the 2021 Notes Security Agreement (as defined below), Parent, the Issuers, and the Subsidiary Guarantors granted second-priority liens on substantially all of their respective assets (the “Second Liens”) to the holders of notes issued pursuant to the 2021 Notes Indenture (the “2021 Notes Holders”);

WHEREAS, as of the date of this Agreement, (i) notes in the aggregate principal amount of $290,366,000 were outstanding pursuant to the 2021 Notes Indenture and (ii) notes in the aggregate principal amount of $56,408,000 were outstanding pursuant to the 2024 Notes Indenture;

WHEREAS, on November 15, 2018, (i) that certain Amended and Restated Credit Agreement, dated as of May 24, 2018 (the “Credit Agreement”), by and among CPE Resources, PNC Bank, National Association, as administrative agent (the “Credit Agreement Agent”), the guarantors party thereto (the “Credit Agreement Guarantors”) and the lenders party thereto was terminated and (ii) the guarantees and liens securing obligations under the Credit Agreement granted by CPE Resources and each Credit Agreement Guarantor under the Security Documents (as defined in the Credit Agreement), including under any Mortgages (as defined in the Credit Agreement) and the Amended and Restated Guarantee and Security Agreement, dated as of May 24, 2018, by and among CPE Resources, the Credit Agreement Agent and the Credit Agreement Guarantors, were released and terminated, in each case, pursuant to that certain letter agreement, dated as of November 15, 2018, by and among CPE Resources, the Credit Agreement Agent and the Credit Agreement Guarantors (the “Release of Credit Agreement Obligations”);

WHEREAS, in its Form 10-K filed with the U.S. Securities and Exchange Commission on March 15, 2019, Parent disclosed that the termination of the Credit Agreement on November 15, 2018 may have resulted in a release of the 2021 Notes Subsidiary Guaranties and the Second Liens granted by the Subsidiary Guarantors (the “Subsidiary Liens”);

WHEREAS, the Consenting Noteholders dispute the view that the Release of Credit Agreement Obligations resulted in the release of the 2021 Notes Subsidiary Guaranties and the Subsidiary Liens (the “Lien and Guaranty Dispute”);

~~WHEREAS, the Cloud Peak Entities have determined to commence voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (as amended from time to time, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to effectuate the Sale (as defined below) and distribute the proceeds thereof and liquidate the Cloud Peak Entities’ estates pursuant to a plan of liquidation;~~

WHEREAS, in preparation for the commencement of the Chapter 11 Cases, the Company conducted a process to obtain postpetition debtor-in-possession financing which yielded proposals from potential third-party lenders and a proposal from an ad hoc group of certain of the Consenting Noteholders;

WHEREAS, based on an analysis of the terms and conditions, expected time required to close the financing, likelihood of closing, and amount of liquidity offered under the debtor-in-possession financing proposals, the Company initially determined that the proposals from the ad hoc group of Consenting Noteholders and one of the potential third party lenders (the “Alternative Lender”) were the most actionable and favorable proposals, and therefore, the Company moved forward in negotiating the terms of each of the two proposals on parallel paths and ultimately decided to proceed with the Alternative Lender’s proposal;

WHEREAS, in full and final settlement of the Lien and Guaranty Dispute, the Parties entered into the Original Agreement (as defined below) under which, in exchange for, inter alia, the commitments of the Consenting Noteholders and the Backup DIP Commitment Parties (as defined below) thereunder and in the Backup DIP Facility Commitment Letter (as defined below), including the Backup DIP Commitments (as defined below) the consent to use of Cash Collateral (as defined below), consent to priming liens of the Alternative Lender under a proposed Third Party DIP Facility (as defined below), and support of the Sale Process and the Plan (each as defined below), the Subsidiary Guarantors reaffirmed the Subsidiary Guaranties provided in the 2021 Notes Indenture and 2024 Notes Indenture and the Subsidiary Liens provided in the Security Documents (as defined in the 2021 Notes Indenture) irrespective of the Release of Credit Agreement Obligations effective upon the date of the Original Agreement;

WHEREAS, after extensive good faith negotiations, it became clear that the Alternative Lender’s proposed Third Party DIP Facility would likely provide less liquidity than originally anticipated, and the Cloud Peak Entities reopened discussions with the Backup DIP Commitment Parties, while continuing to negotiate with the Alternative Lender, seeking for the Backup DIP Commitment Parties to improve the terms of their commitment;

WHEREAS, the Backup DIP Commitment Parties have agreed to, and committed to provide postpetition financing on, such improved terms, all as set forth in the DIP Facility Commitment Letter (as defined below);

WHEREAS, the board of directors, board of managers, or equivalent governing body, as applicable, of each of the Cloud Peak Entities ~~has~~ determined, after receiving advice from counsel and other advisors, that the terms for debtor-in-possession financing proposed by the Backup Commitment Parties in the DIP Facility Commitment Letter ~~are~~ was superior to the terms proposed by the Alternative Lender under the Third Party DIP Facility;~~and~~

WHEREAS, the Parties ~~now desire to amend and restate~~ amended and restated the Original Agreement and, as part of the compromise and settlement of the Lien and Guaranty Dispute, in exchange for, inter alia, the commitments of the Consenting Noteholders and the DIP Commitment Parties (as defined below) hereunder and in the DIP Facility Commitment Letter, including the DIP Commitments (including the greater than ratable commitment provided by that that certain Consenting 2024 Noteholder relative to its holdings of 2021 Notes Claims), the consent to use of Cash Collateral (as defined below), and support of the Sale Process and the Plan (each as defined below), the Subsidiary Guarantors ~~agree~~ agreed to reaffirm the Subsidiary Guaranties provided in the 2021 Notes Indenture and 2024 Notes Indenture and the Subsidiary Liens provided in the Security Documents (as defined in the 2021 Notes Indenture) irrespective of the Release of Credit Agreement Obligations;

WHEREAS, on May 10, 2019, the Cloud Peak Entities commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (as amended from time to time, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to effectuate the Sale (as defined below) and distribute the proceeds thereof and liquidate the Cloud Peak Entities’ estates pursuant to a plan of liquidation;

WHEREAS, on May 22, 2019, the United States Trustee issued a notice [ECF No. 143], indicating that the Committee of Unsecured Creditors (the “Committee”) had been appointed pursuant to section 1102(a)(1) of the Bankruptcy Code;

WHEREAS, on June 11, 2019, the Debtors filed the Motion of Debtors for Entry of an Order (I) Authorizing the Debtors to Assume the Amended and Restated Sale and Plan Support Agreement, (II) Approving the Lien and Guaranty Settlement Contained in the Amended and Restated Sale and Plan Support Agreement, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief [ECF No. 258] seeking authorization to assume the Amended and Restated Sale and Plan Support Agreement and approval of the Lien and Guaranty Settlement; and

WHEREAS, the Committee supports the Debtors’ assumption of the First Amended and Restated Agreement and the Lien and Guaranty Settlement, subject to the amendment and restatement of the First Amended and Restated Agreement contemplated in this Agreement occurring contemporaneously with the Bankruptcy Court’s approval of such assumption, and has agreed that it shall support a Plan, subject to its fiduciary duties, which for the avoidance of doubt distributes Net Sale Proceeds in accordance with Section 4(c) hereof; provided that such Plan shall be consistent with the terms hereof and otherwise reasonably acceptable to the Committee;

NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Incorporation of Defined Terms.  Capitalized terms used and not defined or otherwise specified in this Agreement shall have the meaning ascribed to them in the DIP Credit Agreement (as defined below).

Definitions.  The following terms shall have the following definitions:

“2021 Notes Claims” means all Claims (as defined below) of any kind whatsoever arising under or related to the 2021 Notes Indenture and the other 2021 Notes Documents.

“2021 Notes Documents” has the meaning set forth in the 2021 Notes Indenture.

“2021 Notes Guarantors” has the meaning set forth in the recitals hereto.

“2021 Notes Holders” has the meaning set forth in the recitals hereto.

“2021 Notes Indenture” has the meaning set forth in the recitals hereto.

“2021 Notes Indenture Trustee” has the meaning set forth in the recitals hereto.

“2021 Notes Security Agreement” means that certain Security Agreement dated as of October 17, 2016 by the Issuers and the other grantors from time to time party thereto in favor of Wilmington Trust, National Association, solely in its capacity as collateral agent thereunder.

“2021 Notes Subsidiary Guaranties” has the meaning set forth in the recitals hereto.

“2024 Notes Claims” means all claims of any kind whatsoever arising under the 2024 Notes Indenture and the other 2024 Note Documents.

“2024 Notes Documents” has the meaning set forth in the 2024 Indenture.

“2024 Notes Indenture” has the meaning set forth in the recitals hereto.

“2024 Notes Indenture Trustee” has the meaning set forth in the recitals hereto.

“2024 Notes Subsidiary Guaranties” has the meaning set forth in the recitals hereto.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person.  As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean, with respect to any Person, the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of such Person.

“Agreement” has the meaning set forth in the preamble hereof.

“Agreement Effective Date” has the meaning set forth in Section 6 hereof.

“Alternative Lender” has the meaning set forth in the recitals hereto.

“Alternative Transaction” means a transaction involving any or all of (i) a chapter 11 plan or other financial and/or corporate restructuring of any or all of the Cloud Peak Entities, (ii) the sale or disposition of any assets or equity of a Cloud Peak Entity, (iii) a merger, consolidation, business combination, liquidation, any debt or equity refinancing or recapitalization of any or all of the Cloud Peak Entities or (iv) any similar transaction involving any or all of the Cloud Peak Entities, in each case other than the Sale, the Plan, or any transactions contemplated by the Plan.

“Asset Purchase Agreement(s)” mean the purchase and sale agreement or agreements executed in connection with any Sale.

“Assets” means all or substantially all of the assets of the Cloud Peak Entities.

“Backup DIP Commitment Party” means each Consenting Noteholder that is identified as a Backup DIP Commitment Party on Schedule 1 to the Backup DIP Facility Commitment Letter.

“Backup DIP Commitments” means each Backup DIP Commitment Party’s Commitment as set forth on Schedule 1 to the Backup DIP Facility Commitment Letter.

“Backup DIP Facility” means the debtor-in-possession financing facility that was to be provided by the Backup DIP Commitment Parties (or their affiliates or funds managed by them) or the joining creditors pursuant to the Original Agreement on the terms and conditions set forth in the Backup DIP Facility Term Sheet (as defined below) in the event the Third Party DIP Facility was not entered into by the Company and approved by the Bankruptcy Court pursuant to the DIP Order as contemplated in the Original Agreement.

“Backup DIP Facility Commitment Letter” means that certain Commitment Letter, originally dated as of May 1, 2019, which was extended from time to time and a copy of which was attached as Exhibit E to the Original Agreement.

“Backup DIP Facility Term Sheet” means the term sheet that was attached as Exhibit A to the Backup DIP Facility Commitment Letter.

“Bankruptcy Code” has the meaning set forth in the recitals hereto.

“Bankruptcy Court” has the meaning set forth in the recitals hereto.

“Beneficial Ownership” means, with respect to any security, “beneficial ownership” of such security as determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

“Bidding Procedures” means the bidding procedures substantially in the form attached hereto as Exhibit B.

“Bidding Procedures Order” means an order of the Bankruptcy Court, approving, among other things, the Bidding Procedures.

“Business Day” means any day other than Saturday, Sunday and any day that is a legal holiday or a day on which banking institutions in New York, New York are authorized by law or other governmental action to close.

“Carve-Out” has the meaning set forth in the DIP Order (as defined below).

“Carve-Out Reserve Account” has the meaning set forth in Section 4(c) hereof.

“Cash Collateral” means “cash collateral,” as defined in section 363 of the Bankruptcy Code, in which the 2021 Notes Indenture Trustee or the Collateral Agent (as defined in the 2021 Notes Indenture), as applicable, has a lien, security interest or other interest (including, without limitation, any adequate protection liens or security interests), in each case whether existing on the Petition Date (as defined below), arising pursuant to the DIP Order or otherwise, and which the Company shall be permitted to use in accordance with the DIP Order.

“Chapter 11 Cases” has the meaning set forth in the recitals hereto.

“Claims” has the meaning assigned to such term in the Bankruptcy Code.

“Cloud Peak Entities” has the meaning set forth in the preamble hereof.

“Collateral” has the meaning given to it in the 2021 Notes Indenture.

“Company” has the meaning set forth in the preamble hereof.

“Confirmation Order” means an order of the Bankruptcy Court confirming the Plan.

“Consenting 2024 Notes Holders” has the meaning set forth in the preamble hereof.

“Consenting Noteholders” has the meaning set forth in the preamble hereof.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Credit Agreement Agent” has the meaning set forth in the recitals hereto.

“Credit Agreement Guarantors” has the meaning set forth in the recitals hereto.

“Critical Vendor Order” means the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Claims of Critical Vendors and (II) Granting Related Relief [ECF No. 244].

“Critical Vendor Payments” means all payments that are authorized pursuant to Critical Vendor Order up to the amount set forth therein.

“Davis Polk” means Davis Polk & Wardwell LLP, as counsel to the Consenting Noteholders.

“Definitive Documents” has the meaning set forth in Section 3(a) hereof.

“DIP Commitment Party” means each Consenting Noteholder that is identified as a DIP Commitment Party on Schedule 1 to the DIP Facility Commitment Letter.

“DIP Commitments” means each DIP Commitment Party’s Commitment as set forth on Schedule 1 to the DIP Facility Commitment Letter.

“DIP Credit Agreement” means that certain Superpriority Secured Debtor-in-Possession Credit Agreement (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof), in form and substance acceptable to the DIP Commitment Parties, that shall have been approved by the Bankruptcy Court pursuant to the DIP Order.

“DIP Facility” means the debtor-in-possession financing facility to be provided by the DIP Commitment Parties (or their affiliates or funds managed by them) or the joining creditors on the terms and conditions set forth in the DIP Credit Agreement.

“DIP Facility Commitment Letter” means that certain Commitment Letter, dated as of May 9, 2019, which may be extended from time to time and a copy of which is attached hereto as Exhibit A.

“DIP New Money Claims” means any Claim held by the DIP Commitment Parties arising on account of any ~~new money loans~~ New Money Loans (as defined in the DIP Credit Agreement) provided to the Company pursuant to the DIP Credit Agreement as approved by the Bankruptcy Court in the DIP Order.

“DIP Final Roll-Up ~~Amount~~Claim” means ~~the amount of any roll-up loans comprised of a pro rata roll-up of prepetition 2021 Notes Claims~~ any Claim held by the DIP Commitment Parties ~~or their respective affiliates in accordance with~~ arising on account of any Final Roll-up Loans (Second Borrowing) and Final Roll-Up Loans (Third Borrowing) (each as defined in the DIP Credit Agreement) as approved by the Bankruptcy Court in the DIP Order.

“DIP Contingent Roll-Up Claim” means any Claim held by the DIP Lenders (as defined in the Final DIP Order) arising on account of any Contingent Roll-Up Loan (as defined in the DIP Credit Agreement) as approved by the Bankruptcy Court in the DIP Order.

“DIP Motion” means a motion filed by the Company in the Chapter 11 Cases seeking the Bankruptcy Court’s entry of the Interim DIP Order and Final DIP Order, among other things, approving the DIP Facility and allowing the use of Cash Collateral.

“DIP Order” means the Interim DIP Order (as defined below) or the Final DIP Order (as defined below), if such Final DIP Order shall have been entered by the Bankruptcy Court.

“Exhibits and Schedules” has the meaning set forth in Section 15 hereof.

“Final DIP Order” means an order entered by the Bankruptcy Court in the Chapter 11 Cases approving the DIP Facility and granting any other relief requested in the DIP Motion on a final basis.

“First Amended and Restated Agreement” means the First Amended and Restated Sale and Plan Support Agreement dated as of May 9, 2019 by and among the Parties.

“First Day Lien/Priority Claim Payments” means all payments that are authorized pursuant to the Lien/Priority Claims Order, which for the avoidance of doubt shall include claims arising under section 503(b)(9) of the Bankruptcy Code, up to the amount set forth therein.

“First Day Pleadings” means any motions or other pleadings filed by any Cloud Peak Entity seeking “first day” relief in the Chapter 11 Cases.

“Indenture Trustees” means the 2021 Notes Indenture Trustee and the 2024 Notes Indenture Trustee, collectively.

“Interim DIP Order” means an order entered by the Bankruptcy Court in the Chapter 11 Cases in form and substance reasonably acceptable to the Required Consenting Noteholders approving the DIP Facility and granting any other relief requested in the DIP Motion on an interim basis.

“Issuers” has the meaning set forth in the preamble hereof.

“KEIP/KERP Amounts” means all amounts contemplated to be paid under the KEIP/KERP Plans.

“KEIP/KERP Plans” means, collectively, that certain Key Employee Retention Plan adopted on January 23, 2019 and that certain Key Employee Incentive Plan adopted on March 13, 2019.

“Lien and Guaranty Dispute” has the meaning set forth in the recitals hereof.

“Lien/Priority Claims Order” means the Final Order (I) Authorizing the Debtors to Pay (A) Certain Prepetition Claims of Shippers, Warehousemen, and Service Providers, (B) Claims Arising Under Section 503(b)(9) of the Bankruptcy Code, and (C) Certain Royalty and Lease Obligations and (II) Granting Related Relief [ECF No. 245].

“Net Sale Proceeds” means proceeds payable to the Company upon closing of a Sale following deduction of (i) costs, fees, expenses, or commissions (including with respect to any investment banking transaction fees or commissions) incurred in connection therewith or relating thereto and (ii) an amount equal to any break-up fee or expense reimbursement payable under any Asset Purchase Agreement(s) due on account of such closing, as applicable, and which in each case, if any, shall be paid directly from the applicable Prevailing Bidder(s) to any applicable stalking horse purchaser under the applicable Asset Purchase Agreement(s).

“Note Documents” means the 2021 Notes Documents and the 2024 Notes Documents, collectively.

“Noteholders” means the 2021 Notes Holders and the 2024 Notes Holders, collectively.

“Notes Claims” means the 2021 Notes Claims and the 2024 Notes Claims, collectively.

“Original Agreement” means the Sale and Plan Support Agreement dated as of May 6, 2019 by and among the Parties.

“Parent” has the meaning set forth in the preamble hereof.

“Parties” has the meaning set forth in the preamble hereof.

“Person” means an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization, a group or any other legal entity or association.

“Permitted Transfer” has the meaning set forth in Section 14 hereof.

“Permitted Transferee” has the meaning set forth in Section 14 hereof.

“Petition Date” means the date the Chapter 11 Cases are commenced.

“Plan” means a chapter 11 plan of liquidation in form and substance reasonably acceptable to the Company and the Required Consenting Noteholders and the Committee that distributes Net Sale Proceeds in accordance with Section 4(c) hereof and provides for , inter alia, (i) customary releases and exculpations, including a release of the 2024 Notes Indenture Trustee, (ii) a release of avoidance actions against holders of general unsecured claims against the Cloud Peak Entities (to the extent not purchased and waived in connection with any Sale), (iii) the payment of the reasonable and documented fees and expenses of the 2024 Notes Indenture Trustee in an amount not to exceed an amount to be agreed, (iv) the appointment of a general unsecured creditor claims administrator selected by the Company and the Committee and (v) effectuates the Unsecured Creditor Sharing Agreement.

“Prevailing Bidder(s)” means the Person(s) that is determined by the Company, in consultation with the Required Consenting Noteholders, to have submitted the highest or otherwise best bid(s) for the Assets at the conclusion of the Sale Process.

“Qualified Marketmaker” has the meaning set forth in Section 14(b) hereof.

“Release of Credit Agreement Obligations” has the meaning set forth in the recitals hereto.

“Required Consenting Noteholders” means the Consenting Noteholders holding a majority in dollar amount of the outstanding principal amount of the 2021 Notes Claims held by all Consenting Noteholders as determined at the time of such consent.

“Sale” means the sale of substantially all of the Assets pursuant to, inter alia, sections 105, 363 and 365 of the Bankruptcy Code, to the Prevailing Bidder(s) in accordance with terms and conditions hereof.

“Sale Order” means the order or orders of the Bankruptcy Court which, among other things, (i) approves any Sale, (ii) approves the assumption by the Company (and, if applicable, assignment to the Prevailing Bidder(s)) of any contract(s) pursuant to section 365 of the Bankruptcy Code, (iii) contains findings of fact and conclusions of law that the Prevailing Bidder(s) is or are a good faith purchaser entitled to the protections of section 363(m) of the Bankruptcy Code, and (iv) provides that Net Sale Proceeds be distributed by the Company to the 2021 Notes Indenture Trustee for distribution to the 2021 Notes Holders, upon the later of (1) consummation of the applicable Asset Purchase Agreement(s) and (2) consummation of a chapter 11 plan of liquidation that distributes the Net Sale Proceeds in accordance with and subject to Section 4(c) hereof.

“Sale Process” means the marketing process that the Company and its professionals have commenced to solicit bids for the purchase of any or all of the Assets.

“Second Liens” has the meaning set forth in the recitals hereto.

“Subsidiary Guarantors” has the meaning set forth in the recitals hereto.

“Subsidiary Liens” has the meaning set forth in the recitals hereto.

“Terminating Consenting Noteholders” has the meaning set forth in Section 7(c) hereof.

“Termination Date” has the meaning set forth in Section 8 hereof.

“Termination Event” has the meaning set forth in Section 7 hereof.

“Third Party DIP Facility” means a postpetition debtor-in-possession financing facility proposed to be provided by a third party lender on terms to be agreed upon by the Company and such third party lender in connection with the Chapter 11 Cases and as contemplated in the Original Agreement.

“Transfer” has the meaning set forth in Section 14 hereof.

“Transfer Agreement” means the form attached hereto as Exhibit C or Exhibit D, as applicable, as may be amended, modified or supplemented only in accordance with Section 14 hereof.

“Unsecured Creditor Sharing Agreement” has the meaning set forth in Section 4(e) hereof.

“Wind-Down Budget” means a budget negotiated in good faith among the Company and the Required Consenting Noteholders to pay in full in cash all administrative expense claims and priority claims that have not been paid in the ordinary course of business or in connection with Sales that are supported by the Required Consenting Noteholders and other reasonable fees, costs and expenses to conclude the Chapter 11 Cases under a confirmed Plan following the consummation of a Sale.

Obligations of the Parties.  Subject to the terms and conditions of this Agreement, each of the Parties agrees as follows:

(a)                                 to promptly negotiate, in good faith, the definitive documents relating to the implementation and effectuation of the Sale and the Plan, including, but not limited to:  (i) each Asset Purchase Agreement, (ii) the Disclosure Statement, (iii) the Plan, (iv) the DIP Credit Agreement, (v) the Interim DIP Order and the Final DIP Order, (vi) the Sale Order, (ix) the Confirmation Order, (x) the Bidding Procedures Order, (xi) the Wind-Down Budget, and (xii) all other agreements, documents, exhibits, annexes, schedules and any orders of the Bankruptcy Court, as applicable, that are reasonably necessary or appropriate for the prompt consummation of the Sale and the Plan, including those motions and proposed court orders that the Company files on or after the Petition Date and seeks to have heard on an expedited basis at the “first day hearing” (all of the foregoing, collectively with this Agreement, in each case as amended, modified or supplemented from time to time in accordance with the terms hereof or thereof, the “Definitive Documents”); provided that, in each case, such Definitive Documents shall be in form and substance reasonably acceptable to the Cloud Peak Entities and the Required Consenting Noteholders; ~~and~~

(b)                                 to promptly execute and deliver (to the extent a party thereto), and otherwise support the prompt consummation of the transactions contemplated by, the Definitive Documents~~.~~;

(c)                                  to work in good faith with potential purchasers to effectuate the assumption and assignment (including payment of all associated undisputed cure obligations) of all agreements and unexpired leases that the purchaser determines are integral to the operation of the purchased assets; and

(d)                                 to work in good faith to cause the purchaser to purchase and waive avoidance actions against holders of general unsecured claims.

Obligations of the Consenting Noteholders.(2)

(a)                                 Consent to Use of Cash Collateral.  Each of the Consenting 2021 Notes Holders shall consent to the Company’s use of Collateral (including, without limitation, Cash Collateral) pursuant to the terms set forth in this Agreement and the Interim DIP Order, as such order may be superseded by the Final DIP Order and/or supplemental order(s) entered by the Bankruptcy Court.

(b)                                 Consent to Priming Liens; Consent to DIP Order.  Each of the Consenting 2021 Notes Holders shall consent to each of the Cloud Peak Entities granting senior priming liens pursuant to section 364(d)(1) of the Bankruptcy Code on the Collateral to the DIP Commitment

(2)              Notwithstanding anything to the contrary in this Agreement, Claims, other claims, equity interests, actions or activities of a Consenting Noteholder subject to this Agreement shall not include any Claims, other claims, equity interests, actions or activities held or performed in a fiduciary capacity or held, acquired or performed by any other division, business unit or trading desk of such Consenting Noteholder (other than the division, business unit or trading desk expressly identified on the signature pages hereto), unless and until such division, business unit or trading desk is or becomes a party to this Agreement. In the case of an investment manager or advisor acting on behalf of a Consenting Noteholder, these conditions would apply only to holdings over which such investment manager or advisor has been delegated investment management authority.

Parties in connection with the DIP Facility pursuant to the terms set forth in this Agreement and the Interim DIP Order, as such order may be superseded by the Final DIP Order and/or supplemental order(s) entered by the Bankruptcy Court.  Further, each of the Consenting Noteholders shall not object to, delay, impede, or take any other action (including to instruct or direct the Indenture Trustees) to interfere with the prompt entry by the Bankruptcy Court of the DIP Order approving the DIP Facility.

(c)                                  Consent to Distribution of Cash Consideration.  In furtherance of the confirmation of a Plan and approval of any Sale, upon and following the closing of any Asset Purchase Agreement, each of the Consenting Noteholders hereby consents to the use of the Net Sale Proceeds of any Sale as follows:

(i)                                     first, an amount shall be deposited into a segregated account (the “Carve-Out Reserve Account”) in trust maintained by the Company equal to (a) all accrued but unpaid fees and expenses, and all estimated fees and expenses, of the professionals of the Company and any creditors committee appointed in the Chapter 11 Cases, if any, plus (b) the lesser of (x) any fixed dollar amount constituting the agreed cap on professional fees subject to the carve-out (or equivalent term) following delivery of a carve-out trigger notice (or equivalent term) and (y) the Wind-Down Budget, which shall in each case be used to pay such professionals in accordance with the compensation procedures approved by the Bankruptcy Court and subject to the terms and conditions of the DIP Order;

(ii)                                  second, an amount equal to the aggregate amount of cure amounts asserted by cure claimants whose contracts are being assumed in the Sale(s) for which the Company is responsible, in each case, in accordance with the applicable Asset Purchase Agreement(s), shall be paid to such cure claimants;

(iii)                               third, after application of all funds held in the Segregated Account (as defined in the DIP Order) to the repayment of the DIP New Money Claims, to pay the DIP New Money Claims in full; and

(iv)                              fourth, an amount equal to the following, without duplication~~, if such amount is a positive sum~~, shall be deposited in an account or accounts maintained by the Company that is subject to the springing control of the 2021 Notes Indenture Trustee:

(A)                               an aggregate amount equal to all accrued but unpaid administrative expenses (other than administrative expenses to be paid from the Carve-Out Reserve Account), all KEIP/KERP Amounts not previously paid~~, claims under section 503(b)(9) of the Bankruptcy Code, and other priority claims~~ and the Critical Vendor Payments (related to the assets subject to such sale), in each case that are not assumed by the Prevailing Bidder(s) pursuant to the applicable Asset Purchase Agreement(s), for payment of such claims and expenses in full in cash subject to the terms and conditions of the DIP Order and, to the extent applicable, in accordance with the Plan; plus

(B)                               the amount of the Wind-Down Budget (to the extent not covered by the Carve-Out Reserve Account); ~~less~~and

~~(C)                               the Company’s unrestricted cash balance as of such date and any excess restricted cash available to or returned to the Company as a result of the accounts receivable securitization facility being paid off or otherwise terminated;~~

(v)                                 fifth, after making the payments and distributions in full in cash set forth in Sections 4(c)(i)-(iv), and upon the ~~later of (i) consummation of the applicable Asset Purchase Agreement(s) and (ii)~~ consummation of the Plan~~, unless the Plan has not been consummated within 75 days after consummation of the applicable Asset Purchase Agreement(s)~~, the remaining Net Sale Proceeds shall be used: (A) first, to pay the DIP Final Roll-Up ~~Amount~~ Claims to the DIP Commitment Parties (to the extent the Company has obtained Bankruptcy Court approval of the DIP Facility) in full; provided that, if the Net Sale Proceeds of any Sale of substantially all of the Company’s assets are insufficient to pay the DIP Roll-Up Amount in full in cash, the Required Consenting Noteholders may agree to be paid in full with cash and non-cash consideration; (B) second, to pay any adequate protection claims and liens granted for the benefit of the 2021 Notes Holders in the DIP Order in full, subject to the Unsecured Creditor Sharing Agreement; and (C) third, to satisfy any Obligations (as defined in the 2021 Notes Indenture) arising under the 2021 Notes Indenture until such Obligations have been paid in full ~~; and~~and any DIP Contingent Roll-Up Claims, if any, subject to the Unsecured Creditor Sharing Agreement.

~~(vi)                              sixth, after making the payments and distributions set forth in Sections 4(c)(i)-(v), any remaining Net Sale Proceeds shall be used to pay unsecured creditors and other stakeholders pursuant to the treatment provided for such creditors and stakeholders in the Plan.~~

For the avoidance of doubt, the liens of the 2021 Notes Indenture Trustee and the other creditors secured by the Assets, if any, shall attach to the Net Sale Proceeds of any Sale in the same priority and to the same extent as existed on the Assets prior to the consummation of the Sale; provided that distributions, if any, of the Net Sale Proceeds for payment of professional fees and costs, cure costs, administrative expenses, ~~priority claims, the break-up fee~~ or expense reimbursement under any Asset Purchase Agreement or any distribution to creditors, in each case in accordance with the terms of this Agreement, shall be distributed free and clear of any liens, claims, interests, or encumbrances of the 2021 Notes Indenture Trustee or any 2021 Notes Holder.

(d)                                 Use of Parent and Issuer Cash.  The Consenting Noteholders consent to the use of cash on hand at the Parent and Issuers to pay, and the Debtors shall pay, in each case prior to the occurrence of the Cash Collateral Termination Date (as defined in the DIP Order) (other than in subsection (v) hereof) and solely to the extent such amounts have not been previously satisfied pursuant to the foregoing section 4(c):

(i)                                     Critical Vendor Payments in an aggregate amount not to exceed $1.87 million (A) necessary to be satisfied solely in connection with Sales that are supported by the Required Consenting Noteholders, upon the closing of such Sale or (B) as such payments come due in the ordinary course of business, in each case in accordance with the Critical Vendor Order and solely to the extent that the Debtors believe such payments should be made in the reasonable exercise of their business judgment;

(ii)                                  all administrative expense claims arising under section 503(b) of the Bankruptcy Code as such claims come due in the ordinary course of business other than the Wind-Down Budget; provided, that such payment of all administrative expense claims shall be substantially consistent with the Budget (as defined in the DIP Order) on a line item basis, without giving effect to any permitted variances; provided, further, that notwithstanding the foregoing, all allowed claims arising under section 503(b)(9) of the Bankruptcy Code shall be paid in an amount not to exceed $4.6 million in the aggregate;

(iii)                               priority claims (including all First Day Lien/Priority Claim Payments other than claims arising under section 503(b)(9) of the Bankruptcy Code) necessary to be satisfied solely in connection with Sales that are supported by the Required Consenting Noteholders;

(iv)                              all payments necessary to cure any executory contracts and unexpired leases of real property to be assumed by a purchaser solely in connection with Sales that are supported by the Required Consenting Noteholders;

(v)                                 an aggregate amount equal to all accrued but unpaid amounts subject the Carve-Out, less the balance of the Carve-Out Reserve Account; provided, however, that notwithstanding the occurrence of the Cash Collateral Termination Date, and for the avoidance of doubt, amounts subject to the Carve-Out may continue to be paid out of the Carve-Out Reserve Account; and

(vi)                              all KEIP/KERP Amounts not previously paid;

provided, that such amounts shall be paid, first, from cash on hand that does not constitute Cash Collateral and second, from Cash Collateral; provided, further, that, for the avoidance of doubt, use of cash on hand at the Parent and Issuers to pay the foregoing amounts pursuant to this section 4(d) shall be taken into account when calculating diminution in value with respect to the Adequate Protection Superpriority Claims (as defined in the DIP Order).

(e)                                  Unsecured Creditor Sharing Agreement.  Pursuant to the Plan, following (x) the payment in full in cash of all DIP New Money Claims, the DIP Final Roll-Up Claims and (y) the receipt of a 50% recovery by 2021 Secured Notes Claims and DIP Contingent Roll-Up Claims (as such recovery is valued by the Debtors or, if challenged, as determined by the Bankruptcy Court), any additional distribution to holders of 2021 Secured Notes Claims and DIP Contingent Roll-Up Claims shall be shared as follows:

(i)                                     until such time as 2021 Secured Notes Claims and DIP Contingent Roll-Up Claims have received a 75% recovery (as such recovery is valued by the Debtors or, if challenged, as determined by the Bankruptcy Court), 90% shall be distributed to 2021 Secured Notes Claims and DIP Contingent Roll-Up Claims and 10% shall be distributed to unsecured claims; and

(ii)                                  after such time as 2021 Secured Notes Claims and DIP Roll-Up Contingent Claims have received a 75% recovery, and until such time as 2021 Secured Notes Claims and DIP Contingent Roll-Up Claims are paid in full (as such recovery is valued by the Debtors or, if challenged, as determined by the Bankruptcy Court), 80% shall be distributed to

2021 Secured Notes Claims and DIP Contingent Roll-Up Claims and 20% shall be distributed to unsecured claims.

(f)                                   ~~(d)~~Support of Sale.  Subject to the terms and conditions of this Agreement, each of the Consenting Noteholders or the investment manager or advisor to certain Consenting Noteholders, agrees that, until this Agreement has been terminated in accordance with Section 7 hereof, such Consenting Noteholder or the investment manager or advisor to certain Consenting Noteholders shall (severally and not jointly):

(i)                                     not commence, support or object to any action or proceeding or take any other action that would, or would reasonably be expected to, impede or delay, the consummation of any Asset Purchase Agreement or Sale or approval and closing of the DIP Facility;

(ii)                                  not commence or support any action or proceeding to appoint a trustee, conservator, receiver or examiner for any of the Cloud Peak Entities (or any of their respective Affiliates or subsidiaries), to dismiss any of the Chapter 11 Cases, or to convert any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code;

(iii)                               upon the consummation of any Sale to a Prevailing Bidder, (A) release or terminate any liens on the applicable Assets sold pursuant to the applicable Asset Purchase Agreement and (B) authorize the 2021 Notes Indenture Trustee to execute and deliver such lien releases, terminations and similar documents or instruments as the 2021 Notes Indenture Trustee deems necessary or appropriate in connection with such Asset Purchase Agreement and the release or termination of the liens and obligations described herein; and

(iv)                              not direct or instruct any Indenture Trustee to take any action that is inconsistent with the terms and conditions of this Agreement, and, if any Indenture Trustee takes or threatens to take any such action, to promptly take all commercially reasonable efforts to direct such Indenture Trustee not to take such action.

(g)                                  ~~(e)~~Consent to Plan.  Each of the Consenting Noteholders hereby further consents to:

(i)                                     (A) subject to receipt of the Disclosure Statement, vote all Notes Claims against the Cloud Peak Entities now or hereafter owned by such Consenting Noteholder to accept the Plan in accordance with the applicable procedures set forth in a disclosure statement (the “Disclosure Statement”) to be filed by the Company that meets the requirements of applicable law, including sections 1125 and 1126 of the Bankruptcy Code; (B) timely return a duly-executed ballot voting to accept the Plan; and (C) not “opt out” of or object to any releases or exculpation provided under the Plan (and, to the extent required by such ballot, affirmatively “opt in” to such releases and exculpation) and otherwise support the releases and exculpation provided for in the Plan;

(ii)                                  not withdraw, amend, change, or revoke (or seek to withdraw, amend, change, or revoke) its tender, consent, or vote with respect to the Plan;

(iii)                               not (A) object to, delay, impede, or take any other action (including to instruct or direct the applicable Indenture Trustee) to interfere with the prompt consummation of the Sale, the Definitive Documents (including the entry by the Bankruptcy Court of an order approving the Disclosure Statement and confirming the Plan); (B) object to, delay, impede, or take any other action (including to instruct or direct the applicable Indenture Trustee) to interfere with or seek to avoid payment of any KEIP/KERP Amounts in accordance with the terms of the KEIP/KERP Plans, including with respect to approval of any motion in connection therewith, or any other amounts under the bonus letters executed by the Company in connection with the Sale Process previously disclosed to the Consenting Noteholders or their advisors; (C) propose, file, support, or vote for any restructuring, workout, reorganization, liquidation, or chapter 11 plan or other Alternative Transaction for any of the Cloud Peak Entities, other than the Sale and the Plan; or (D) encourage or support any other Person or entity, including, without limitation, any Indenture Trustee, to do any of the foregoing, and, if any such Person or entity does or threatens to do any of the foregoing, to promptly take all commercially reasonable efforts to direct such Person or entity not to do any of the foregoing; and

(iv)                              not take any other action, including, without limitation, initiating or joining in any legal proceeding, that is inconsistent with its obligations under this Agreement.

The foregoing provisions of this Section 4 will not (a) prohibit any Consenting 2021 Notes Holder from taking, or directing the applicable Indenture Trustee to take, any action relating to the maintenance, protection and preservation of the Collateral that is not inconsistent with the DIP Order approving the DIP Facility or the Plan; (b) prohibit any Consenting 2021 Note Holder from objecting, or directing the 2021 Notes Indenture Trustee to object, to any motion or pleading filed with the Bankruptcy Court seeking approval to use Cash Collateral other than pursuant to the DIP Order approving the DIP Facility or to obtain debtor-in-possession financing other than the DIP Facility; (c) limit the right of the 2021 Notes Indenture Trustee or any Consenting 2021 Noteholder (in its capacity as a 2021 Notes Holder or a DIP Commitment Party) to credit bid to the fullest extent provided for in section 363(k) of the Bankruptcy Code, subject to such parties’ express agreement to the contrary; provided, however, that in any Sale(s) under section 363 of the Bankruptcy Code of substantially all Assets of the Cloud Peak Entities, the amount of any such credit bid shall include as a condition to the closing of such Sale(s) the funding in full of the amount of the Wind-Down Budget; or (d) limit any Consenting Noteholder’s rights under the 2021 Notes Indenture, 2024 Notes Indenture, any other Note Document and/or applicable law to appear and participate as a party in interest in any matter to be adjudicated in any case or proceeding under the Bankruptcy Code or other applicable law, so long as with respect to the foregoing clauses (a)-(d) such action, appearance and the positions advocated in connection therewith are not materially inconsistent with this Agreement and do not hinder or delay the Sale Process, approval and implementation of the DIP Facility, or confirmation of the Plan.

Company Obligations.

(a)                                 Generally.  Subject to the provisions of Section 5(b) of this Agreement, the Company shall:

(i)                                     do all things reasonable, necessary and appropriate in furtherance of the Sale Process, any Sale(s), the Plan, and all transactions set forth in this Agreement, including, without limitation, seeking Bankruptcy Court approval of bidding procedures to govern the Sale Process and all other reasonably necessary Bankruptcy Court relief, creating and monitoring a data room and offering access to the data room to qualified potential participants in the Sale Process, and conducting an auction (if necessary);

(ii)                                  use its reasonable best efforts to obtain any and all required regulatory and/or third-party approvals for any Sale(s) and the Plan;

(iii)                               not take any action that is inconsistent with, or could reasonably be expected to interfere with or impede or delay consummation of, the Sale(s) or Plan;

(iv)                              timely file a formal objection, in form and substance reasonably acceptable to the Consenting Noteholders to any motion filed with the Bankruptcy Court by a third party seeking the entry of an order (A) directing the appointment of a trustee or examiner (with expanded powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code), (B) converting the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing the Chapter 11 Cases, (D) modifying or terminating the Company’s exclusive right to file and/or solicit acceptances of a chapter 11 plan, as applicable, or (E) directing the appointment of an official committee of equity interest holders; and

(v)                                 report to the Consenting Noteholders any instance of the Company’s intentional or unintentional material noncompliance with this Agreement or the failure of any term under this Agreement within one (1) Business Day of the Company’s discovery of such noncompliance or failure.

(b)                                 Fiduciary Duties.  Notwithstanding anything to the contrary herein, nothing in this Agreement shall prohibit the board of directors, board of managers, directors, managers, or officers or any other fiduciary of any Cloud Peak Entity from taking any action, or from refraining from taking any action, to the extent such board of directors, board of managers, or such similar governing body determines, after receiving advice from counsel, that taking such action, or refraining from taking such action, as applicable, may be required to comply with applicable law or its fiduciary obligations under applicable law.

(c)                                  Ordinary Course Operations.  The Company shall not enter into any material, non-ordinary course transactions or make any material non-ordinary course payments inconsistent with this Agreement, including entering into any new key employee incentive plan or key employee retention plan or similar arrangement (other than the KEIP/KERP Plans), or any new or amended agreement regarding executive compensation, without the consent of the Required Consenting Noteholders, such consent not to be unreasonably withheld.

(d)                                 Fees and Expenses. The Company hereby agrees, and each Cloud Peak Entity agrees jointly and severally, to pay in cash, in full in accordance with their respective engagement letters and fee letters, as applicable, (and in any case within five (5) Business Days), all invoiced fees and out-of-pocket expenses of the Consenting Noteholders’ advisors (collectively, the “Consenting Noteholder Professionals”):  (a) Davis Polk & Wardwell LLP, (b) Houlihan Lokey Capital, Inc., including, for the avoidance of doubt, the financing fee and completion fee payable in accordance with the terms of the engagement letter between the 2021

Notes Holders and Houlihan Lokey dated as of February 15, 2019, (c) Morris, Nichols, Arsht & Tunnell LLP and (d) Ankura Trust Company, LLC; provided that following the Petition Date, payment of fees and expenses pursuant to this Section 5(d) shall be subject to the terms and conditions of the DIP Order.

(e)                                  Bankruptcy Court Pleadings. The Company will use commercially reasonable efforts to provide draft copies of all material motions, pleadings and documents other than the First Day Pleadings that the Company intends to file with the Bankruptcy Court to counsel to the Consenting Noteholders at least two (2) days before the date on which the Company intends to file such motions and shall consult in good faith with counsel to the Consenting Noteholders regarding the form and substance of such documents.

Agreement Effective Date. This Agreement, and the rights and obligations of the Parties hereunder, shall be effective on the date on which the following conditions have been satisfied (the “Agreement Effective Date”):

(a)                                 the Company shall have executed and delivered to Davis Polk counterpart signature pages to this Agreement;

(b)                                 holders of 2021 Notes that hold, in the aggregate, at least 50.1% of the then outstanding principal amount of the 2021 Notes Claims under the 2021 Notes Indenture shall have executed and delivered to the Company counterpart signature pages to this Agreement;

(c)                                  holders of 2024 Notes that hold, in the aggregate, at least 50.1% of the then outstanding principal amount of the 2024 Notes Claims under the 2024 Notes Indenture shall have executed and delivered to the Company counterpart signature pages to this Agreement;

(d)                                 all representations and warranties of the Parties contained herein shall be true and correct in all material respects as of the Agreement Effective Date; and

(e)                                  the Company shall have agreed to pay (and, within two (2) day after the Agreement Effective Date, shall have paid) the reasonable and documented fees and expenses of the Consenting Noteholders Professionals (including in the Consenting Noteholders’ capacities as DIP Commitment Parties) incurred and invoiced on or prior to the Agreement Effective Date.

Termination of Obligations.

(a)                                 This Agreement shall terminate, and all of the rights and obligations of the Parties hereunder shall be of no further force or effect, in the event that (i) the Required Consenting Noteholders and the Company agree to such termination in writing or (ii) this Agreement is terminated pursuant to the remaining paragraphs of this Section 7 (the occurrence of any such event shall be deemed a “Termination Event”).

(b)                                 Company Termination Events. The Company shall have the right, but not the obligation, upon written notice to the other Parties, such notice delivered by the Company in accordance with Section 18(e) hereof, to terminate this Agreement upon the occurrence of any of the following events, unless waived, in writing, by the Company on a prospective or retroactive basis:

(i)                                     the board of directors, board of managers, or equivalent governing body of any Cloud Peak Entity determines, after receiving advice from counsel, that proceeding with the transactions contemplated by this Agreement would be inconsistent with the exercise of their respective fiduciary duties;

(ii)                                  the Required Consenting Noteholders terminate the obligations of the Required Consenting Noteholders under and in accordance with this Agreement;

(iii)                               a material breach by any Consenting Noteholder of its respective obligations hereunder that would reasonably be expected to have a material adverse impact on the Company, the Sale Process, the prompt consummation of the Sale, or confirmation or effectiveness of the Plan, which material breach is not cured on or within five (5) Business Days after the giving of written notice of such breach to the applicable breaching Consenting Noteholder; provided that, with respect to the Consenting Noteholders, so long as the nonbreaching Consenting Noteholders hold a majority of the outstanding 2021 Notes Claims, the termination shall only be effective as to the breaching Consenting Noteholder;

(iv)                              upon the termination of the Company’s right to use any Collateral (including Cash Collateral) in accordance with the DIP Order;

(v)                                 upon the termination of the DIP Credit Agreement by the DIP Commitment Parties, or the failure of the DIP Commitment Parties to provide funding of the DIP Facility in accordance with the DIP Order; or

(vi)                              the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of an order or other decree, in each case, which has become final and non-appealable and which restrains, enjoins or otherwise prohibits the implementation of a material portion of any Asset Purchase Agreement, Sale, or the Sale Process.

(c)                                  Required Consenting Noteholders Termination Events. The Consenting Noteholders shall have the right, but not the obligation, upon written notice to the other Parties by Consenting Noteholders representing Required Consenting Noteholders, such notice in each case delivered in accordance with Section 17(e) hereof by such Required Consenting Noteholders, to terminate the obligations of the Consenting Noteholders under this Agreement (such Consenting Noteholders, the “Terminating Consenting Noteholders”) upon the occurrence of any of the following events, unless waived, in writing, by the Required Consenting Noteholders on a prospective or retroactive basis:

(i)                                     the earlier of the date (A) that is nine (9) months after the Agreement Effective Date and (B) on which the obligations under the DIP Facility are accelerated after the occurrence of an Event of Default under Section 8.01 of the DIP Credit Agreement;

(ii)                                  any Party other than the Terminating Consenting Noteholders materially breaches its obligations under this Agreement, which breach is not cured within five (5) Business Days after the giving of written notice of such breach; provided that if the breaching

Party is a Consenting Noteholder, so long as the nonbreaching Consenting Noteholders hold a majority of the outstanding 2021 Notes Claims, the termination shall only be effective as to the breaching Consenting Noteholder;

(iii)                               any Cloud Peak Entity executes or files with the Bankruptcy Court any Definitive Document that is materially inconsistent with the requirements set forth in this Agreement without the consent of the Required Consenting Noteholders;

(iv)                              any of the Cloud Peak Entities files, amends, modifies, terminates, or withdraws, or files a pleading seeking authority to amend or modify, any of the Definitive Documents without the prior written consent of the Required Consenting Noteholders;

(v)                                 the DIP Order shall have been altered or modified in any manner that is materially and directly adverse to the Required Consenting Noteholders, and the DIP Order shall not have been stayed or vacated without the prior written consent of the Required Consenting Noteholders;

(vi)                              [Reserved];

(vii)                           the Bankruptcy Court enters an order in the Chapter 11 Cases terminating any of the Cloud Peak Entities’ exclusive right to file or solicit acceptances of a plan or plans or reorganization pursuant to section 1121 of the Bankruptcy Code;

(viii)                        the (A) conversion of one or more of the Chapter 11 Cases of any Cloud Peak Entity to a case under chapter 7 of the Bankruptcy Code; (B) dismissal of one or more of the Chapter 11 Cases of the Cloud Peak Entities, unless such conversion or dismissal, as applicable, is made with the prior written consent of the Required Consenting Noteholders; or (C) appointment of a trustee, receiver, or examiner with expanded powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code in one or more of the Chapter 11 Cases;

(ix)                              the Company files any motion or pleading (other than the DIP Motion seeking approval of the DIP Facility) seeking to avoid, disallow, subordinate or recharacterize any Notes Claim held by any Consenting Noteholder, or the Company files any motion or pleading seeking to avoid and recover any payment previously made to any of the Cloud Peak Entities by any of the Consenting Noteholders on account of their respective Notes Claims;

(x)                                 either (i) any Cloud Peak Entity files with the Bankruptcy Court a motion, application or adversary proceeding (or any Cloud Peak Entity supports any such motion, application, or adversary proceeding filed or commenced by any third party) challenging the validity, enforceability, or priority of, or seeking avoidance or subordination of, the Notes Claims or the liens securing the 2021 Notes Claims save and except for the approval of any priming liens under the DIP Facility or (ii) the Bankruptcy Court enters an order providing relief against the 2021 Notes Indenture Trustee, 2024 Notes Indenture Trustee or any Consenting Noteholder with respect to any of the foregoing causes of action or proceedings filed by any Cloud Peak Entity;

(xi)                              any governmental authority, including the Bankruptcy Court, any regulatory authority, or any other court of competent jurisdiction issues any order, injunction or other decree or takes any other action, in each case, which (A) is inconsistent with this Agreement in any material respect or (B) would, or would reasonably be expected to, materially frustrate the consummation of the Sale Process; provided, however, that the Company shall have five (5) Business Days after issuance of such order, injunction, or other decree or the taking of such action to seek relief that would allow consummation of the Sale Process in a manner that (X) does not prevent or diminish in any way compliance with the terms of this Agreement and (Y) is reasonably acceptable to the Required Consenting Noteholders;

(xii)                           any Cloud Peak Entity terminates its obligations under and in accordance with this Agreement; or

(xiii)                        the Company proposes, supports, assists, solicits or files a pleading seeking approval of any Alternative Transaction (or any approval of any sales, voting or other procedures in connection with such Alternative Transaction) without the consent of the Required Consenting Noteholders.

(d)                                 Individual Consenting Noteholder Termination Events. Any Consenting Noteholder may terminate this Agreement as to itself only (the “Individual Terminating Noteholder”), in the event that such Consenting Noteholder has transferred all (but not less than all) of its holdings of Notes Claims in accordance with Section 14 of this Agreement (such termination shall be effective on the date on which such Consenting Noteholder has effected such transfer, satisfied the requirements of Section 14 and provided the written notice required above in this Section 7, by giving ten (10) Business Days’ written notice to the Cloud Peak Entities and the other Consenting Noteholders; provided that such written notice shall be given by the applicable Noteholder within five (5) Business Days of such amendment. Termination pursuant to this Section 7(d) shall be an “Individual Noteholder Termination.”

Effect of Termination. The earliest date on which termination of this Agreement as to a Party is effective in accordance with Section 7 of this Agreement shall be referred to, with respect to such Party, as a “Termination Date.”  Upon the occurrence of a Termination Date, (a) all Parties’ obligations under this Agreement shall be terminated effective immediately (in the case of an Individual Noteholder Termination, solely with respect to obligations of or in favor of the Individual Terminating Noteholder), and (b) the Parties shall be released from all commitments, undertakings, and agreements hereunder, including, for the avoidance of doubt, and without limitation, the compromise and settlement of the Lien and Guaranty Dispute; provided, however, that each of the following shall survive any such termination: (x) any claim for breach of this Agreement that occurs prior to such Termination Date, and all rights with respect to such claims shall not be prejudiced in any way and (y) Sections 8, 9 (except as expressly provided for therein) 16, 18(a), 18(b), 18(c), 18(d), 18(e), 18(f), 18(g), 18(h), 18(i), 18(k), 18(l) and 17(m) hereof, including the definitions incorporated by reference into such sections pursuant to Sections 1 and 2 hereof.  Notwithstanding any provision in this Agreement to the contrary, the right to terminate this Agreement under this Section 8 shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the occurrence of the applicable Termination Event.

Settlement.  The Parties stipulate and agree that, in compromise and settlement of the Lien and Guaranty Dispute:

(a)                                 the Cloud Peak Entities shall not, in any forum, proceeding or otherwise, take any position that (i) disputes that the Subsidiary Guaranties are in full force and effect and constitute legal, valid and binding obligations of the Subsidiary Guarantors or (ii) challenges the liens and security interests granted to the 2021 Notes Indenture Trustee in connection with the 2021 Notes Subsidiary Guaranties and the Subsidiary Liens;

(b)                                 each Party hereby conclusively, absolutely, unconditionally, irrevocably, and forever releases, waives and discharges any and all claims, suits, or actions against any other Party related to the Lien and Guaranty Dispute; and

(c)                                  for the avoidance of any doubt, each Subsidiary Guarantor, immediately effective upon the Agreement Effective Date, hereby (i) reaffirms the 2021 Notes Subsidiary Guaranties and hereby jointly, severally and unconditionally guarantees the payment of any notes issued under the 2021 Notes Indenture in accordance with and to the extent provided in Article X of the 2021 Notes Indenture (the terms of which are incorporated herein by reference), (ii) reaffirms the 2024 Notes Subsidiary Guaranties and hereby jointly, severally and unconditionally guarantees the payment of any notes issued under the 2024 Notes Indenture in accordance with and to the extent provided in Article XI of the 2024 Notes Indenture (the terms of which are incorporated herein by reference) and (iii) reaffirms the Subsidiary Liens and grants liens and security interests in favor of the 2021 Notes Indenture Trustee in accordance with and to the extent provided in the Security Documents (as defined in the 2021 Notes Indenture) (the terms of which are incorporated herein by reference);

provided that, in the event this Agreement is either (x) terminated by the Company and becomes effective as to all Consenting Noteholders under Section 7(b)(iii) hereof or (y) terminated by the Required Consenting Noteholders under Section 7(c)(v) hereof, (A) the compromise and settlement set forth in Section 9(a)-(b) shall be automatically null and void and the agreements set forth in Section 9(a)-(b) of the Cloud Peak Entities shall (1) be deemed to have never been made and (2) be automatically terminated without further action of any party; (B) the guaranties issued and the liens granted pursuant to Section 9(c) shall be terminated and released without prejudice to any Subsidiary Guaranties and Subsidiary Liens existing prior to the Agreement Effective Date; and (C) each Party reserves all rights with respect to the Lien and Guaranty Dispute; provided, however, that after entry of the Final DIP Order, termination of this Agreement by the Required Consenting Noteholders under Section 7(c)(v) hereof shall not result in any of (A), (B), or (C) of this paragraph.

Representations of the Company. Each Cloud Peak Entity hereby represents and warrants to each Consenting Noteholder as follows as of the date hereof:

(a)                                 Corporate Power and Authority.  It has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

(b)                                 Authorization.  The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part.

(c)                                  No Conflicts.  The execution, delivery and performance by it of this Agreement does not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws or other organizational documents or those of any of its subsidiaries or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party, other than as a result of the commencement of the Chapter 11 Cases.

(d)                                 Governmental Consents.  The execution, delivery and performance by it of this Agreement does not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than, for the avoidance of doubt, the consents or approvals of governmental authorities or regulatory bodies that may be required in connection with the Sale Process or any Sale(s).

(e)                                  Binding Obligation. This Agreement is its legally valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors’ rights, and by general limitations in the availability of equitable remedies.

(f)                                   No Solicitation.  This Agreement is not intended to be, and each signatory to this Agreement acknowledges that this Agreement is not, whether for the purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise, a solicitation for the acceptance or rejection of a chapter 11 plan for any of the Cloud Peak Entities.  The Cloud Peak Entities will not solicit acceptances of a Plan from any Consenting Noteholder until the Consenting Noteholders have been sent copies of the Disclosure Statement in respect of the Plan.

Representations of Each Consenting Noteholder.  Each of the Consenting Noteholders party hereto severally (but not jointly) represents and warrants to the other Parties as follows with respect to itself only and as of the date hereof:

(a)                                 Ownership or Investment Discretion.  As of the date hereof, it (i) either (A) is the sole legal and beneficial owner of the amount of 2021 Notes Claims and 2024 Notes Claims appearing on its signature page hereto and all related claims, rights and causes of action arising out of, or in connection with, or otherwise relating thereto, in each case free and clear (other than pursuant to this Agreement), of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrances of any kind, that would, or would reasonably be expected to, adversely affect in any material way such Party’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed, or (B) has investment or voting discretion with respect to such Notes Claims and has the power and authority to bind the beneficial owner(s) of such Notes Claims to the terms of this Agreement; and (ii) has full power and authority to consent to matters concerning such Notes Claims with respect to the DIP Facility, the Sale Process, any Sale(s), and the Plan.

(b)                                 Securities Laws.  (i) It or each beneficial owner it represents herein is either (A) a qualified institutional buyer as defined in rule 144A of the Securities Act of 1933, (B) an institutional accredited investor (as defined in rule 501(a)(1), (2), (3), or (7) under the Securities Act of 1933, as amended, (C) a Regulation S non-U.S. person, or (D) the foreign equivalent of (A)

or (B) above; and (ii) any securities of the Company acquired by the applicable Consenting Noteholder will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act of 1933, as amended.

(c)                                  Sufficiency of Information Received.  It has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, all information it deems necessary and appropriate for it to evaluate the financial risks inherent in the approval of the DIP Facility and the Sale Process, and it has conducted its own analysis and made its own decision to execute this Agreement.

(d)                                 Corporate Power and Authority.  It has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

(e)                                  Authorization.  The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part.

(f)                                   No Conflicts.  The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws or other organizational documents or those of any of its subsidiaries or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, any material contractual obligation to which it or any of its subsidiaries is a party.

(g)                                  Governmental Consents.  The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

(h)                                 Binding Obligation.  This Agreement is its legally valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance and other laws affecting creditors’ rights, and by general limitations in the availability of equitable remedies.

[Reserved]

Claims and Interests.  This Agreement shall in no way be construed to preclude any Consenting Noteholder from acquiring or holding claims against, or interests in, any of the Cloud Peak Entities (or any of its respective Affiliates or subsidiaries).  However, in the event any Consenting Noteholder shall acquire or hold any such claims and interests, then such claims and interests shall, without further action of or notice to any Person, automatically be deemed to be subject to the terms and conditions of this Agreement.

Transfer Restrictions.

(a)                                 So long as this Agreement has not been terminated in accordance with its terms, no Consenting Noteholder shall (i) sell, use, pledge, hypothecate, assign, transfer, permit the participation in, or otherwise dispose of its right, title, or interest (including any Beneficial Ownership) in Notes Claims, in whole or in part or (ii) grant any proxies or deposit any of such Consenting Noteholder’s right, title, or interest in Notes Claims into a voting trust, or enter into a voting agreement with respect to any such interest (collectively, the actions described in clauses (i) and (ii), a “Transfer”), unless it satisfies the following requirement (a transferee that satisfies such requirement, a “Permitted Transferee,” and such Transfer, a “Permitted Transfer”):  the intended transferee executes and delivers to counsel to the Company, on a confidential basis, on the terms set forth in clauses (b) and (c) below, an executed form of the Transfer Agreement before such Transfer is effective (it being understood that any Transfer shall not be effective, including, without limitation, for purposes of calculating Required Consenting Noteholders, until notification of such Transfer and a copy of the executed Transfer Agreement is received by counsel to the Company, in each case, on the terms set forth herein), in which event, from and after the delivery of such executed copy of such Transfer Agreement to counsel to the Company (in accordance with the notice provisions set forth herein and prior to the effectiveness of such Transfer), the transferor shall be deemed to relinquish its rights, and be released from its obligations, under this Agreement; provided that any transferor Consenting Noteholder who Transfers less than all ownership (including any Beneficial Ownership) in the Notes Claims shall remain subject to this Agreement with respect to any portions of the Notes Claims not transferred; provided further that in no event shall any such Transfer relieve a Party hereto from liability for its breach or nonperformance of its obligations hereunder prior to the date of delivery of such Transfer Agreement.  Notwithstanding anything herein to the contrary, so long as this Agreement has not been terminated in accordance with its terms, each Consenting Noteholder may offer, sell, or otherwise transfer any or all of its  Notes Claims to any entity that, as of the date of transfer, controls, is controlled by, or is under common control with such Consenting Noteholder; provided, however, that such entity shall automatically be subject to the terms of this Agreement and be a Consenting Noteholder hereunder, and shall execute a Transfer Agreement.

(b)                                 Notwithstanding anything herein to the contrary, (i) a Consenting Noteholder may Transfer any right, title, or interest in its Notes Claims to an entity that is acting in its capacity as a Qualified Marketmaker (as defined below) without the requirement that the Qualified Marketmaker be or become a Consenting Noteholder only if such Qualified Marketmaker has purchased such Claims with a view to immediate resale of such Notes Claims (by purchase, sale, assignment, transfer, participation or otherwise) as soon as reasonably practicable, and in no event later than the earlier of (A) one (1) business day prior to any voting deadline with respect to the Plan (solely if such Qualified Marketmaker acquires such Notes Claims prior to such voting deadline) and (B) twenty (20) business days of consummation of its acquisition of such Notes Claims to a Permitted Transferee that is or becomes a Consenting Noteholder; and (ii) to the extent that a Consenting Noteholder is acting in its capacity as a Qualified Marketmaker, it may Transfer or participate any right, title, or interest in any Notes Claims that the Qualified Marketmaker acquires from a holder of such Notes Claims who is not a Consenting Noteholder without the requirement that the transferee be or become a Consenting Noteholder. Notwithstanding the foregoing, (w) if at the time of a proposed Transfer of any Notes Claim to the Qualified Marketmaker in accordance with the foregoing, the date of such proposed Transfer is on or before the voting deadline with respect to the Plan, the proposed transferor Consenting Noteholder shall first vote such Claim acquired from a Consenting Noteholder in accordance with the requirements of Section 4(e) hereof prior to any Transfer or (x) if, after a transfer in accordance with this Section 14(b), a Qualified Marketmaker is holding a Claim on the voting deadline with respect to the Plan, such Qualified Marketmaker shall vote such Claim in accordance with the requirements of Section (e) hereof. For these purposes, a “Qualified Marketmaker” means an entity that: (y) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against the Company and its affiliates (including debt securities or other debt) or enter into with customers long and short positions in claims against the Company and its affiliates (including debt securities or other debt), in its capacity as a dealer or marketmaker in such claims against the Company and its affiliates; and (z) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt). A Qualified Marketmaker acting in such capacity may purchase, sell, assign, transfer, or participate any Claims other than Claims held by a Consenting Noteholder without any requirement that the transferee be or become subject to this Agreement..

(c)                                  This Agreement shall in no way be construed to preclude a Consenting Noteholder from acquiring additional Notes Claims or any other Claim against any Cloud Peak Entity; provided that (i) if any Consenting Noteholder acquires additional Notes Claims after the Agreement Effective Date, such Consenting Noteholder shall make commercially reasonable efforts to notify counsel to the Company and counsel to the applicable Indenture Trustee, on a confidential basis, within a reasonable period of time following such acquisition, of such acquisition, including the amount of such acquisition and (ii) such Consenting Noteholder hereby acknowledges and agrees that such Notes Claims shall automatically and immediately upon acquisition by a Consenting Noteholder be subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given in accordance herewith).

(d)                                 Any Transfer made in violation of this Section14 shall be void ab initio and the Company and each of the Consenting Noteholders shall have the right to enforce the voiding of such Transfer.  Any Consenting Noteholder that effectuates a Permitted Transfer to a Permitted Transferee shall have no liability under this Agreement arising from, or related to, the failure of the Permitted Transferee to comply with the terms of this Agreement.

Exhibits, Annexes and Schedules Incorporated by Reference.  Each of the exhibits, annexes and schedules attached hereto, and each of the schedules and annexes to such exhibits (collectively, the “Exhibits and Schedules”) is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the Exhibits and Schedules.  In the event of any inconsistency between this Agreement (without reference to the Exhibits and Schedules) and the Exhibits and Schedules, this Agreement (without reference to the Exhibits and Schedules) shall govern and control.

Entire Agreement; Prior Negotiations.  This Agreement, including any exhibits, sets forth in full the terms of agreement between and among the Parties with respect to the transactions contemplated herein and is intended as the full, complete and exclusive contract governing the relationship between and among the Parties with respect to the transactions contemplated herein, superseding all other discussions, promises, representations, warranties, agreements and understandings, whether written or oral, between or among the Parties with respect to the subject matter hereof; provided that nothing herein shall affect the settlement of the Lien and Guaranty Dispute set forth in Section 9 of the Original Agreement; provided further that any confidentiality agreement between or among any of the Parties shall remain in full force and effect in accordance with its terms.  No representations, oral or written, other than those set forth herein, may be relied on by any Party in connection with the subject matter hereof.

Amendment or Waiver.  No waiver, modification or amendment of any term or provision of this Agreement shall be valid unless such waiver, modification or amendment is in writing and has been signed by the Company and the Required Consenting Noteholders; provided, however, that any modification or amendment that alters any of the material terms hereof in a manner that is disproportionately adverse to any one Consenting Noteholder as compared to similarly situated Consenting Noteholders shall be valid only if such waiver, modification or amendment is in writing and has been signed by the Company and each of the Consenting Noteholders.  No waiver of any of the provisions of this Agreement or the Asset Purchase Agreement(s) shall constitute or be deemed to constitute a waiver of any other provision of this Agreement or the Asset Purchase Agreement(s), whether or not similar, nor shall any waiver be deemed a continuing waiver.  Any modification of this Section 17 shall require the written consent of all Parties.

Miscellaneous.

(a)                                 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.  By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under, or arising out of, or in connection with, this Agreement, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the District of Delaware, and by execution and delivery of this Agreement, each of the Parties hereby irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding.  Notwithstanding the foregoing, upon any commencement of the Chapter 11 Cases and until entry of a final decree in each of the Chapter 11 Cases, each of the Parties agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, or in connection with, this Agreement.

(b)                                 Specific Performance.  It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party, and each nonbreaching Party shall be entitled to specific performance and injunctive or other equitable relief (excluding monetary remedies) as its sole and exclusive remedy of any such breach, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.

(c)                                  Reservation of Rights.  Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner, waive, limit, impair or restrict the ability of each Consenting Noteholder to protect and preserve its rights, remedies and interests, including its claims, against the Company.  If the Sale Process contemplated herein is not consummated in the manner set forth in this Agreement, or if this Agreement is terminated for any reason, the Parties hereto fully reserve any and all of their respective rights and remedies.  Pursuant to Federal Rule of Evidence 408, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms and provisions of this Agreement. This Agreement (including, for the avoidance of doubt, the Exhibits and Schedules) and any related document shall in no event be construed as, or be deemed to be evidence of, an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever.  Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

(d)                                 Headings.  The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

(e)                                  Notice.  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by electronic transmission or mailed (first-class postage prepaid) to the Parties at the following addresses or email addresses, as applicable:

Each Consenting Noteholder:

The address or electronic mail address specified on its respective signature page to this Agreement.

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attn: Damian S. Schaible and Aryeh Ethan Falk

Email: damian.schaible@davispolk.com and aryeh.falk@davispolk.com

The Company:

Cloud Peak Energy Inc.

385 Interlocken Crescent, Suite 400

Broomfield, Colorado 80021

Attn: General Counsel

with a copy (which shall not constitute notice) to:

Vinson & Elkins, L.L.P.

666 Fifth Avenue, 26th Floor

New York, New York 10103-0040

Attn: David Meyer, Jessica Peet, and Lauren Kanzer

Email:                dmeyer@velaw.com

jpeet@velaw.com

lkanzer@velaw.com

(f)                                   Successors and Assigns, Third-Party Beneficiaries.  This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives.  Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other Person or entity shall, or shall be deemed to, be a third-party beneficiary hereof.

(g)                                  Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(h)                                 Several Obligations. The agreements, representations and obligations of each Consenting Noteholder under this Agreement are several, and not joint, in all respects.  Any breach of this Agreement by a Party shall not result in liability for any other nonbreaching Party (it being acknowledged and agreed by all parties that their sole and exclusive remedy for any breach of this Agreement shall be specific performance and injunctive or other equitable relief (excluding monetary remedies) as provided in Section 17(b) above).  It is understood and agreed that any Consenting Noteholder may trade in the Notes Claims or other debt securities of the Company without the consent of the Company or any other Consenting Noteholder, subject to applicable laws, if any, Section 14 herein, and the applicable Notes Indenture (as applicable).  No Consenting Noteholder shall have any responsibility for any such trading by any other entity by virtue of this Agreement.

(i)                                     Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.  Execution copies of this Agreement may be delivered by facsimile or electronic mail which shall be deemed to be an original for the purposes of this Agreement.

(j)                                    Public Disclosure.  To the extent practicable, at least two (2) Business Days prior to release or filing thereof, the Company will submit to Davis Polk any press release and/or public filing relating to this Agreement, the Asset Purchase Agreement(s), or the transactions contemplated hereby and thereby, and any amendments thereof.

(k)                                 No Strict Construction.  This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the Parties hereto or thereto.  Neither the provisions of this Agreement or any such other agreements and documents, nor any alleged ambiguity therein, shall be interpreted or resolved against any Party on the ground that such Party or such Party’s counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction.

(l)                                     No Violation of Automatic Stay.  The Consenting Noteholders are authorized to take any steps necessary to effectuate the termination of this Agreement, as applicable, including the sending of any applicable notices to the Company, notwithstanding section 362 of the Bankruptcy Code or any other applicable law (and the Company hereby waives, to the greatest extent possible, the applicability of the automatic stay to the giving of such notice), and no cure period contained in this Agreement shall be extended pursuant to sections 108 or 365 of the Bankruptcy Code or any other applicable law without the prior written consent of the Required Consenting Noteholders.

(m)                             WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n)                                 Time Periods.  If any time period or other deadline provided in this Agreement expires on a day that is not a Business Day, then such time period or other deadline, as applicable, shall be deemed extended to the next succeeding Business Day.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers, all as of the date and year first above written.

CLOUD PEAK ENERGY RESOURCES LLC,
as Issuer

By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY FINANCE CORP.,
as Issuer

By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

CLOUD PEAK ENERGY INC.,
as Parent

By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Sale and Plan Support Agreement]

ARROWHEAD I LLC
ARROWHEAD II LLC
ARROWHEAD III LLC
YOUNGS CREEK HOLDINGS I LLC
YOUNGS CREEK HOLDINGS II LLC
YOUNGS CREEK MINING COMPANY, LLC
BIG METAL COAL CO. LLC
CORDERO MINING LLC
CORDERO MINING HOLDINGS LLC
CORDERO OIL AND GAS LLC
CABALLO ROJO LLC
CABALLO ROJO HOLDINGS LLC
NERCO LLC
NERCO COAL LLC
ANTELOPE COAL LLC
SPRING CREEK COAL LLC
NERCO COAL SALES LLC
PROSPECT LAND AND DEVELOPMENT LLC
CLOUD PEAK ENERGY LOGISTICS LLC
CLOUD PEAK ENERGY LOGISTICS I LLC
KENNECOTT COAL SALES LLC
RESOURCE DEVELOPMENT LLC
WESTERN MINERALS LLC
SEQUATCHIE VALLEY COAL CORPORATION
CLOUD PEAK ENERGY SERVICES COMPANY,
as Subsidiary Guarantors

/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Sale and Plan Support Agreement]

ALLIANZ GLOBAL INVESTORS U.S. LLC, in its capacity as investment manager, investment adviser or investment sub-adviser and on behalf of the investment vehicles identified below as Consenting Noteholders:

Allianz Short Duration High Yield Fund, a series of Allianz Global Investors Trust

AllianzGI Short Duration High Income Fund, a series of Allianz Funds Multi-Strategy Trust

Allianz Rendite Plus 2019

Allianz US Short Duration High Income Bond Fund, a sub-fund of Allianz Global Investors Fund

By:	/s/ Steve Gish
Name: Steve Gish
Title: Director

Attn: Steven Gish

Tel:

Email:

Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

Arena Capital Advisors, LLC for and on behalf of the funds and accounts it manages and as Consenting Noteholder

By:	/s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Chief Investment Officer

	Attn:	Sanije Perrett
	Title:	President
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

GRACE BROTHERS, LP, as Consenting Noteholder

By:	BRO-GP, LLC
A General Partner

By:	/s/ Bradford T. Whitmore
Name: Bradford T. Whitmore
Title: Manager

Attn:	Bradford T. Whitmore
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Investment Advisor on behalf of certain funds and accounts, as Consenting Noteholder

By:	/s/ Joshua Givelber
Name: Joshua Givelber
Title: Executive Director

Attn:	Joshua Givelber
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

TIAA Global Public Investments, LLC — Series Loan, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

TIAA Global Public Investments, LLC — Series High Yield, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

TIAA-CREF High Yield Fund, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

TIAA-CREF Bond Plus Fund, as Consenting Noteholder

By: Teachers Advisors, LLC, its investment manager

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

Attn:
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

Teachers Insurance and Annuity Association of America, as Consenting Noteholder

By: Nuveen Alternatives Advisors LLC, its investment manager

By:	/s/ Ji Min Shin	AD
Name: Ji Min Shin
Title: Senior Director

Attn:	Ji Min Shin
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

WEXFORD SPECTRUM INVESTORS LLC, as Consenting Noteholder

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

WEXFORD CATALYST INVESTORS LLC, as Consenting Noteholder

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

DEBELLO INVESTORS LLC, as Consenting Noteholder

By:	/s/ Arthur Amron
Name: Arthur Amron
Title: Vice President and Assistant Secretary

Attn: General Secretary
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

Wolverine Flagship Fund Trading Limited, as Consenting Noteholder

By:	/s/ Kenneth L. Nadel
Name: Kenneth L. Nadel
Title: Authorized Signatory

Attn: Kenneth L. Nadel
Tel:
Email:
Address:

Holdings

Principal Amount of 2021 Notes

Principal Amount of 2024 Notes

[Signature Page to Sale and Plan Support Agreement]

The exhibits to the Second Amended and Restated Sale and Plan Support Agreement are unchanged from the Amended and Restated Sale and Plan Support Agreement and are omitted.  Please refer to the exhibits to the Amended and Restated Sale and Plan Support Agreement filed as Exhibit 10.1 to the Company’s current report on Form 8-K, filed with the SEC on May 10, 2019.